UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2026

ZAPATA QUANTUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Liberty Square, #2488

Boston, MA 02109

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (857) 367-9002

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 9, 2026 and April 14, 2026, Zapata Quantum, Inc. (the “Company”) sold and issued to accredited investors a total of 3,750 shares of Series D Convertible Preferred Stock (the “Series D”), together with Warrants (the “Warrants”) to purchase a total of 4,270,098 shares of the Company’s common stock, for gross proceeds of $3,750,000 (the April 9 and 14, 2026 sales, the “Offering”). The Company intends to use the net proceeds for working capital and general corporate purposes.

The offers and sales described above are part of the Company’s offering of a total of up to 15,000 shares of Series D (which are convertible into 34,160,784 shares of common stock, subject to adjustment) and Warrants to purchase up to 17,080,392 shares of common stock (representing 50% warrant coverage on an as-converted basis) for total gross proceeds of up to $15,000,000.

As part of the Offering, the Company entered into a Securities Purchase Agreement and Registration Rights Agreement with the investors. The terms of the Securities Purchase Agreement, Series D, Warrants, and Registration Rights Agreement were previously disclosed in the Current Report on Form 8-K filed on April 8, 2026.

In connection with the Offering, the Company has engaged Craig-Hallum Capital Group, LLC to act as lead placement agent and Odeon Capital Group LLC to act as co-lead placement agent (collectively, the “Placement Agents”). The compensation for the Placement Agents consists of: (i) the issuance of warrants to purchase an amount of common stock equal to 2% of the shares of common stock issuable upon conversion of the Series D, and (ii) a cash fee equal to 6% of the gross proceeds received by the Company in the Offering.

The offers and sales of the securities described above were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Series D, the Warrants, the Securities Purchase Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the Series D Certificate of Designations, the form of Warrant, the form of Securities Purchase Agreement, and the form of Registration Rights Agreement, copies of which are incorporated by reference as Exhibits 3.1, 4.1, 10.2 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on April 8, 2026 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3.1	Series D Certificate of Designations	8-K	4/8/2026	3.1
4.1	Form of Warrant	8-K	4/8/2026	4.1
10.1	Form of Securities Purchase Agreement	8-K	4/8/2026	10.1
10.2	Form of Registration Rights Agreement	8-K	4/8/2026	10.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2026

ZAPATA QUANTUM, INC.

By:	/s/ Sumit Kapur
Sumit Kapur, Chief Executive Officer